UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
February 22, 2016

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01 Entry into a Material Definitive Agreement

On February 22, 2016, U. S. Steel Košice, s.r.o. (“USSK”), a company organized under the laws of the Slovak Republic and a wholly owned subsidiary of United States Steel Corporation, entered into a multicurrency revolving credit facility agreement (the “USSK Credit Agreement”) with ING Bank N.V., COMMERZBANK Aktiengesellschaft,  Slovenská sporiteľňa, a.s., Komercní banka, a.s. and Citibank Europe plc.  The USSK Credit Agreement provides for a EUR 200,000,000 revolving unsecured credit facility that expires on July 15, 2019. The USSK Credit Agreement contains customary representations and warranties, affirmative covenants, negative covenants and events of default and is substantially similar to USSK’s current credit facility. The USSK Credit Agreement replaces USSK’s EUR 200,000,000 Credit Facility dated July 15, 2013.

The USSK Credit Agreement is filed herewith as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit
10.1
EUR 200,000,000 multicurrency revolving credit facility agreement dated February 22, 2016, among U. S. Steel Košice, s.r.o., and ING Bank N.V., COMMERZBANK Aktiengesellschaft, Slovenská sporiteľňa, a.s., Komercní banka, a.s. and Citibank Europe plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh______
Colleen M. Darragh
Vice President and Controller

Dated: February 24, 2016